                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 1, 2000

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-1
             (Exact name of registrant as specified in its charter)


UNITED STATES                        333-47278        88-0359494
(State or Other Jurisdiction of      (Commission      (I.R.S. Employer
Incorporation)                       File Number)     Identification No.)


c/o AmeriCredit Financial Services, Inc.              76102
    Attention: Chris A. Choate                        (Zip Code)
    801 Cherry Street, Suite 3900
    Fort Worth, Texas
    (Address of Principal Executive
    Offices)

       Registrant's telephone number including area code - (817) 302-7000


          (Former name or former address, if changed since last report)
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Description of the Securities and the Auto Loans

            AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $443,250,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2000-1 (the "Trust") issued $80,000,000 Class A-1 6.757% Automobile Receivables Backed Notes, $174,000,000 Class A-2 6.700% Automobile Receivables Backed Notes, $119,250,000 Class A-3 6.740% Automobile Receivables Backed Notes, $45,000,000 Class B 7.160% Automobile Receivables Backed Notes and $25,000,000 Class C 7.440% Automobile Receivables Backed Notes, (collectively, the "Notes") on November 16, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture attached hereto as
EXHIBIT 4.1, dated as of November 2, 2000, between the Trust and The Chase Manhattan Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

            The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

            As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated November 1, 2000 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.
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Item 7.   Financial Statements, Pro Forma Financial

                            INFORMATION AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

            1.1 Underwriting Agreement, dated as of November 1, 2000, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").

            4.1 Indenture, dated as of November 2, 2000, between AmeriCredit Automobile Receivables Trust 2000-1 (the "Trust") and The Chase Manhattan Bank, as Trustee and Trust Collateral Agent.

            4.2 Amended and Restated Trust Agreement, dated as of November 2, 2000, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

            4.3 Sale and Servicing Agreement, dated as of November 2, 2000, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and The Chase Manhattan Bank, as Backup Servicer and Trust Collateral Agent.

            10.1 Purchase Agreement, dated as of November 2, 2000, among AmeriCredit Financial Services Inc., as Seller, and AFS SenSub Corp., as Purchaser.

            23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

            23.2 Report of PWC regarding financial statement the Trust.

            99.1 Statistical information for the receivables as of the Cutoff Date.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                           2000-1

                           By: AmeriCredit Financial Services, Inc., as Sponsor



                               By:  /s/ Preston Miller
                                    --------------------------------------------
                                     Name:  Preston Miller
                                     Title: Senior Vice President and Treasurer

Dated:  December 1, 2000
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                                  EXHIBIT INDEX

Exhibit No.         Description

1.1 Underwriting Agreement, dated as of November 1, 2000, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").

4.1 Indenture, dated as of November 2, 2000, between AmeriCredit Automobile Receivables Trust 2000-1 (the "Trust") and The Chase Manhattan Bank, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of November 2, 2000, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of November 2, 2000, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and The Chase Manhattan Bank, as Backup Servicer and Trust Collateral Agent.

10.1 Purchase Agreement, dated as of November 2, 2000, among AmeriCredit Financial Services Inc., as Seller, and AFS SenSub Corp., as Purchaser.

23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

23.2                Report of PWC regarding financial statement the Trust.

99.1 Statistical information for the receivables as of the Initial Cutoff Date.